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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              ____________________


               Date of Report (Date of earliest event reported):
                                JANUARY 29, 1995


                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                                    1-10157
                            (Commission File Number)


                                   95-3375118
                       (IRS Employer Identification No.)


           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
           (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number, including area code:
                                 (310) 452-4327

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


                   THIS REPORT INCLUDES A TOTAL OF ___ PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 5.
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Item 5.          Other Events.

                 On January 29, 1995, L.A. Gear, Inc., a California corporation ("L.A. Gear"), Brands Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of L.A. Gear ("Brands"), and Ryka Inc., a Delaware corporation ("Ryka"), entered into a definitive merger agreement (the "Merger Agreement"), providing for the acquisition of all of the issued and outstanding shares of the common stock, par value $.01 per share, of Ryka (the "Ryka Shares") by L.A. Gear. The acquisition is structured as a merger of Ryka with and into Brands (the "Merger"), with Ryka as the surviving corporation in the Merger. Consummation of the Merger is subject to certain conditions, including, without limitation, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission, and approval by regulatory authorities and the shareholders of Ryka.


                 Under the terms of the Merger Agreement, each issued and outstanding Ryka Share will entitle the holder thereof to receive (i) $.40 in cash, (ii) .046 shares of the common stock, par value $.01 per share, of L.A. Gear (the "L.A. Gear Common Stock"), subject to adjustment under certain circumstances based on the price of L.A. Gear's Common Stock, and (iii) .055 warrants. Each whole warrant will represent the right to purchase one share of L.A. Gear Common Stock at an exercise price of $10.00. If the price of L.A. Gear Common Stock is less than $4.25 or greater than $6.25 on the fifth trading day prior to the mailing of the Ryka proxy statement in connection with the meeting at which Ryka shareholders will vote on the merger, the fraction of a share of L.A. Gear Common Stock to which each holder of a Ryka Share will be entitled will be adjusted by multiplying .046 by a fraction equal to $5.25 divided by the average closing price of the L.A. Gear Common Stock over the ten trading days preceding such date. The Merger Agreement may be terminated by L.A. Gear if the average price per share of L.A. Gear Common Stock is less than $3.00 and by Ryka if the average price per share of L.A. Gear Common Stock
is greater than $7.50.   A copy of the Merger Agreement, including the exhibits
attached thereto, is attached hereto as an exhibit and incorporated herein by reference.

                 On January 30, 1995, L.A. Gear and Ryka issued a joint press release with respect to the Merger, a copy of which is attached hereto as an exhibit and incorporated herein by reference.
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Item 7.          Financial Statements and Exhibits.

                 (a)      Financial Statements of Business Acquired.
                          Not applicable.

                 (b)      Pro Forma Financial Information.
                          Not applicable.

                 (c)      Exhibits.

                          2.1 Agreement and Plan of Merger, dated as of January 29,1995, by and among L.A. Gear, Inc., Brands Acquisition Corp., and Ryka Inc. (including all exhibits thereto).

                          99.6 Joint Press Release, dated as of January 30, 1995, by L.A. Gear, Inc. and Ryka, Inc.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       L.A. GEAR, INC.



Dated:  January 30, 1995               By: /s/  Thomas F. Larkins
                                           ------------------------------------
                                           Thomas F. Larkins,
                                           Senior Vice-President and
                                           General Counsel





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                                 EXHIBIT INDEX

               Exhibit                                                                        Page
                 No.                 Document                                                 No.
               -------               --------                                                 ----
                 2.1              Agreement and Plan of Merger, dated
                                  as of January 29, 1995, by and among
                                  L.A. Gear, Inc., Brands Acquisition
                                  Corp., and Ryka, Inc. (including all
                                  exhibits thereto).

                 99.6             Joint Press Release by L.A. Gear, Inc.,
                                  dated as of January 30, 1995, by L.A. Gear, Inc.
                                  and Ryka, Inc.





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